                                                                    Exhibit 24.1


                                POWER OF ATTORNEY


     KNOW ALL BY THESE PRESENTS THAT we, the undersigned Directors of State Street Bank and Trust Company, hereby appoint any two of David A. Spina, Ronald
E. Logue, John R. Towers and Maureen Scannell Bateman, acting together, as attorneys and agents for the undersigned with full power to them, and any two of them, acting together, for and in the name, place and stead of the undersigned, until revoked in writing, to sign and file with the Securities and Exchange Commission (the "Commission") under the Securities Act of 1933, as amended (the "Securities Act"), the Registration Statement on Form S-1 (the "Registration Statement") of the American Bar Association Members/State Street Collective Trust (the "Collective Trust"), and any and all amendments (including post-effective amendments), applications, instruments and other documents to be filed with the Commission pertaining to the Registration Statement, and generally with full power and authority to do and perform any and all such acts and things whatsoever requisite or desirable in the names and in the capacities of the undersigned to enable State Street Bank and Trust Company and the Collective Trust to comply with the provisions of the Securities Act. This Power of Attorney may be executed in any number of counterparts, all of which together shall constitute one and the same document.

     Witness our hands as of March 20, 2003.

               Signature                          Capacity
               ---------                          --------

     /s/ Tenley E. Albright, M.D.      Director of State Street Bank
     --------------------------------  and Trust Company
     Tenley E. Albright, M.D.

     /s/ I. MacAllister Booth          Director of State Street Bank
     --------------------------------  and Trust Company
     I. MacAllister Booth

                                       Director of State Street Bank
     --------------------------------  and Trust Company
     Truman S. Casner

     /s/ Nader F. Darehshori           Director of State Street Bank
     --------------------------------  and Trust Company
     Nader F. Darehshori

     /s/ Arthur L. Goldstein           Director of State Street Bank
     --------------------------------  and Trust Company
     Arthur L. Goldstein

     /s/ David P. Gruber               Director of State Street Bank
     --------------------------------  and Trust Company
     David P. Gruber

     /s/ Linda A. Hill                 Director of State Street Bank
     --------------------------------  and Trust Company
     Linda A. Hill

     /s/ Charles R. LaMantia           Director of State Street Bank
     --------------------------------  and Trust Company
     Charles R. LaMantia

     /s/ Ronald E. Logue               Director of State Street Bank
     --------------------------------  and Trust Company
     Ronald E. Logue

     /s/ Dennis J. Picard              Director of State Street Bank
     --------------------------------  and Trust Company
     Dennis J. Picard

     /s/ Richard P. Sergel             Director of State Street Bank
     --------------------------------  and Trust Company
     Richard P. Sergel

     /s/ Ronald L. Skates              Director of State Street Bank
     --------------------------------  and Trust Company
     Ronald L. Skates

     /s/ David A. Spina                Director of State Street Bank
     --------------------------------  and Trust Company
     David A. Spina

     /s/ Gregory L. Summe              Director of State Street Bank
     --------------------------------  and Trust Company
     Gregory L. Summe

     /s/ Diana Chapman Walsh           Director of State Street Bank
     --------------------------------  and Trust Company
     Diana Chapman Walsh

     /s/ Robert E. Weissman            Director of State Street Bank
     --------------------------------  and Trust Company
     Robert E. Weissman



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